1 st Quarter Earnings Release April 27, 2006 * * * * * * Exhibit 99.2

Forward Looking Statement
•
This presentation contains financial information determined by methods other than in accordance with accounting principles generally accepted in the United States of America (“GAAP”).  The Company’s management uses these non-GAAP measures in its analysis of the
Company’s performance. These measures typically adjust GAAP performance measures to exclude the effects of charges and expenses related to the consummation of mergers and acquisitions and costs related to the integration of merged entities, as well as, excluding other significant gains or losses that are unusual in nature. Because these items and their impact on the Company’s performance are difficult to predict, management believes that presentations of financial measures excluding the impact of these items provide useful supplemental information that is essential to a proper understanding of the operating results of the Company’s core businesses.  These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures which may be presented by other companies.
Statements in this press release that are not historical facts are forward-looking statements within the meaning of the Private Securities
Litigation Reform Act of 1995.  Forward-looking statements involve risks and uncertainties.  These statements include, but are not limited to,
prospects for long term financial performance, the impact on the Company’s results of improved market conditions and prevailing and future interest rates, prospects for growth in balance sheet assets and assets under management, and prospects for overall results over the long
term.
You should not place undue reliance on our forward-looking statements. You should exercise caution in interpreting and relying on forward-looking statements because they are subject to significant risks, uncertainties and other factors which are, in some cases, beyond Boston Private’s control and could cause actual results to differ materially from those set forth in the forward-looking statements.  Factors that could cause actual results to differ materially from those set forth in the forward-looking statements include, among others, risks related to the implementation of current acquisitions and the identification of future acquisitions; adverse conditions in the capital markets and the impact of such conditions on Boston Private’s asset management activities; interest rate changes which may adversely impact net interest income; competitive pressures from other financial institutions which, together with other factors, may affect the Company’s growth and financial performance; the effects of national and local economic conditions; and the risk that goodwill and intangibles recorded in the Company’s financial statements will become impaired; as well as the other risks and uncertainties detailed in
Boston Private's Annual Report on Form 10-K and other filings submitted to the Securities and Exchange Commission.  Boston Private
does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made.

Q1 '04
Q2 '04
Q3 '04
Q4 '04
Q1 '05
Q2 '05
Q3 '05
Q4 '05
Q1 '06

3 Quarterly Earnings Growth EPS up 17% over Q1 ‘05 Cash EPS up 19% over Q1 ‘05 $0.24 $0.30 $0.36 $0.35 $0.44 $0.45 $0.31 $0.37 $0.02 $0.12 $0.22 $0.32 $0.42 $0.52 GAAP earnings Cash earnings

Q1 '04
Q2 '04
Q3 '04
Q4 '04
Q1 '05
Q2 '05
Q3 '05
Q4 '05
Q1 '06

Quarterly Revenue
($  in Thousands)
Revenue Up 3% over Q4 ’05
$43,302
$47,673
$49,872
$55,945
$60,660
$64,770
$79,500
$58,396
$81,850
$25,000
$30,000
$35,000
$40,000
$45,000
$50,000
$55,000
$60,000
$65,000
$70,000
$75,000
$80,000
$85,000

Q1 '03
Q2 '03
Q3 '03
Q4 '03
Q1 '04
Q2 '04
Q3 '04
Q4 '04
Q1 '05
Q2 '05
Q3 '05
Q4 '05
Q1 '06

Net Interest Income and Margin
$10,000
$13,000
$16,000
$19,000
$22,000
$25,000
$28,000
$31,000
$34,000
$37,000
$40,000
$43,000
3.00%
3.50%
4.00%
4.50%
5.00%
Net Interest Income Core Net Interest Margin
4.31%
($ in Thousands)
Q1 '06 Q4 '05 Change Q1 '05 Change
NIM 4.02% 4.00% 2 bps 3.68% 34 bps
Core NIM 4.31% 4.28% 3 bps 3.86% 45 bps
Effect of Trust Preferred
29              bps 18 bps

6 Deposit Growth $1,400 $1,145 $1,658 $2,386 $3,748 $3,804 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 ($ in Millions) Up 1.5% over Q4’05 5 Year CAGR 30%

Loan Growth
$1,613
$2,249
$3,625
$3,759
$1,301
$1,105
$-
$500
$1,000
$1,500
$2,000
$2,500
$3,000
$3,500
$4,000
Commercial Residential HE & Other
($ in Millions)
5 Year CAGR
33%
% Change from 2005 Consolidated
Commercial Up 3%
Residential Up 5%
Total Loans Up 4%

8 Commercial 56% Residential 37% Home Equity 5% Consumer 2% Loan Portfolio

9 Commercial Loan Portfolio Unsecured 2% Construction 20% Secured by Cash or Marketable Securities 5% Commercial Real Estate 53% Commercial & Industrial 8% Residential Investment Properties 12%

Loan Portfolio Quality
0.13%
0.22% 0.22%
0.07%
0.18%
0.00%
0.08%
0.16%
0.24%
Q1 '05 Q2 '05 Q3 '05 Q4 '05 Q1 '06
Non-performing Loans/Total Loans
Allowance for Loan Losses*/Total Loans
*Includes allowance for off-balance sheet risk
1.16%
1.17% 1.24%
1.25%
1.24%
0.00%
0.20%
0.40%
0.60%
0.80%
1.00%
1.20%
1.40%
Q1 '05 Q2 '05 Q3 '05 Q4 '05 Q1 '06

$15.3
$16.0
$16.4
$17.1
$18.4
$25.2
$25.1
$27.4
$28.1
$30.4
$6.0
$8.0
$10.0
$12.0
$14.0
$16.0
$18.0
$20.0
$-
$5
$10
$15
$20
$25
$30
$35
AUM Investment Management Fees
Investment Management Fees
($ in Billions)
($ in Millions)

12 $4,690 $4,579 $4,824 $4,993 $4,869 $3,500 $3,700 $3,900 $4,100 $4,300 $4,500 $4,700 $4,900 $5,100 Wealth Advisory Fees Up 6.3% from Q1 2005 ($ in Thousands)

Assets Under Advisory/Management
$6.5
$6.9
$11.4
$21.1
$23.7 $25.4
$0.0
$3.0
$6.0
$9.0
$12.0
$15.0
$18.0
$21.0
$24.0
Core Acquired Unconsolidated
($ in Billions)
Cumulative Assets Acquired $12.4 billion
Consolidated All
Up from 2005 7.3% 7.3%
5 year CAGR 26% 28%

($0.8)
($1.1)
$2.0
$1.6
$1.2
$1.7
($1.5)
($1.0)
($0.5)
$0.0
$0.5
$1.0
$1.5
$2.0
$2.5
2001 2002 2003 2004 2005 1Q 06
-30.00%
-20.00%
-10.00%
0.00%
10.00%
20.00%
30.00%
BPFH S&P 500
AUA/AUM – Market Action
($ in Billions)

15 Change In AUA/AUM $0.6 $0.9 $2.2 $0.8 $0.9 -$0.5 $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 ` ($ in Billions) (0.5)% ($0.1)

16 Operating Leverage Year-over-Year Revenues Up 40.2% Over Q1 2005 Expenses Up 37.8% Over Q1 2005 $0 $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 $80,000 $90,000 Revenue Expenses